UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2018

RESOURCE APARTMENT REIT III, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-55923

Maryland (State or other jurisdiction of incorporation or organization)	47-4608249 (I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103 (Address of principal executive offices) (Zip code)

(215) 231-7050 (Registrant's telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

Resource Apartment REIT III, Inc. (the "Company") today has announced its intent to file a registration statement for a proposed follow-on offering of its common stock. The Company expects to register for sale $500,000,000 of its Class R and Class I shares of common stock at offering prices to be established based upon the estimated net asset value per share as of the effective date of the registration statement plus certain offering costs related to the offering. The Company anticipates filing the registration statement prior to the termination of the offering period for its current initial public offering. The Company will use the proceeds from the offering to continue to invest in and manage underperforming apartment communities which it intends to renovate and optimize in order to increase rents. To a lesser extent, the Company may also seek to originate and purchase commercial real estate debt secured by apartment communities.

The information in this Item 7.01 of Form 8-K is furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

This notice of a proposed offering by the Company is neither an offer to sell nor a solicitation of an offer to buy shares of the Company. An offer may be made only by means of a prospectus. Neither the Attorney General of the State of New York nor any other state regulators have passed on or endorsed the merits of this proposed offering. Any representation to the contrary is unlawful.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. In particular, the Company can provide no assurances as to the timing or successful registration and launch of the proposed follow-on offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

Dated: December 17, 2018	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer